                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Form S-8 Registration Statements (Nos. 33-66672, 33-66674, 333-33902 and 333-33904) and Form S-3 Registration Statements (Nos. 33-47390, 33-96848, 333-24353, 333-52703, 333-46392 and 333-67056) of our report dated
March 29, 2002 with respect to the consolidated financial statements and the financial statement schedule included in this Annual Report (Form 10-K) for JMAR Technologies, Inc.



                                        /s/ ARTHUR ANDERSEN, LLP


San Diego, California
March 29, 2002